                                   EXHIBIT 11

                                        EXHIBIT 11 - COMPUTATION OF WEIGHTED AVERAGE SHARES
                                            USED IN COMPUTING INCOME PER SHARE AMOUNTS
                                                     (Unaudited, in thousands)

                                                                                        THREE MONTHS ENDED
                                                                      ---------------------------------------------------------
                                                                           JUNE 30, 1995                    JUNE 30, 1994
                                                                      -------------------------        ------------------------
                                                                        COMMON                           COMMON
                                                                      AND COMMON       ASSUMING        AND COMMON      ASSUMING
                                                                      EQUIVALENT       FULL            EQUIVALENT      FULL
                                                                        SHARE          DILUTION          SHARE         DILUTION
                                                                      ----------       --------        ----------      --------
APPLICABLE TO GENERAL DIVISION STOCK:
  Common stock outstanding, beginning of period..............           26,596          26,596          24,343          24,343

  Weighted average common stock issued during the period.....               62             126              22              22

  Weighted average common stock assuming
   exercise of options.......................................            1,032           1,056             488             488

  Weighted average common stock assuming
   exercise of warrants......................................              628             654           1,077           1,077

  Weighted average common stock assuming conversion of
   6 3/4% Convertible Subordinated Notes.....................               (A)          1,891              (A)          1,891
                                                                        ------          ------          ------          ------

  Weighted average number of shares outstanding..............           28,318          30,323          25,930          27,821
                                                                        ======          ======          ======          ======

                                                                                           SIX MONTHS ENDED
                                                                      ---------------------------------------------------------
                                                                           JUNE 30, 1995                    JUNE 30, 1994
                                                                      -------------------------        ------------------------
                                                                        COMMON                           COMMON
                                                                      AND COMMON       ASSUMING        AND COMMON      ASSUMING
                                                                      EQUIVALENT       FULL            EQUIVALENT      FULL
                                                                        SHARE          DILUTION          SHARE         DILUTION
                                                                      ----------       --------        ----------      --------
APPLICABLE TO GENERAL DIVISION STOCK:
  Common stock outstanding, beginning of period...............          26,447          26,447          24,292          24,292

  Weighted average common stock issued during the period......             127             257              45              45

  Weighted average common stock assuming
   exercise of options........................................             955           1,034             509             509

  Weighted average common stock assuming
   exercise of warrants.......................................             576             606           1,142           1,142

  Weighted average common stock assuming conversion of
   6 3/4% Convertible Subordinated Notes......................              (A)          1,891              (A)          1,891
                                                                        ------          ------          ------          ------

  Weighted average number of shares outstanding...............          28,105          30,235          25,988          27,879
                                                                        ======          ======          ======          ======

(A)  These securities are "other potentially dilutive" securities which effect is included, to the extent such effect is dilutive, in the determination of weighted average shares assuming full dilution.

                                        EXHIBIT 11 - COMPUTATION OF WEIGHTED AVERAGE SHARES
                                      USED IN COMPUTING INCOME PER SHARE AMOUNTS (CONTINUED)
                                                     (Unaudited, in thousands)


                                                                                        THREE MONTHS ENDED
                                                                      ---------------------------------------------------------
                                                                           JUNE 30, 1995                    JUNE 30, 1994
                                                                      -------------------------        ------------------------
                                                                        COMMON                           COMMON
                                                                      AND COMMON       ASSUMING        AND COMMON      ASSUMING
                                                                      EQUIVALENT       FULL            EQUIVALENT      FULL
                                                                        SHARE          DILUTION          SHARE         DILUTION
                                                                      ----------       --------        ----------      --------
APPLICABLE TO TR STOCK:
  Common stock outstanding, beginning of period.............            8,753                            3,286

  Weighted average common stock issued during the period....               10                                6

  Weighted average common stock assuming
   exercise of options......................................               (B)                              (B)

  Weighted average common stock assuming
   exercise of warrants.....................................               (B)                              (B)

  Weighted average common stock assuming conversion of
   6 3/4% Convertible Subordinated Notes....................               (A)                              (A)
                                                                        ------                          ------

  Weighted average number of shares outstanding.............            8,763                            3,292
                                                                        ======                          ======

                                                                                           SIX MONTHS ENDED
                                                                      ---------------------------------------------------------
                                                                           JUNE 30, 1995                    JUNE 30, 1994
                                                                      -------------------------        ------------------------
                                                                        COMMON                           COMMON
                                                                      AND COMMON       ASSUMING        AND COMMON      ASSUMING
                                                                      EQUIVALENT       FULL            EQUIVALENT      FULL
                                                                        SHARE          DILUTION          SHARE         DILUTION
                                                                      ----------       --------        ----------      --------
APPLICABLE TO TR STOCK:
  Common stock outstanding, beginning of period...............          8,675                            3,279

  Weighted average common stock issued during the period......             46                                8

  Weighted average common stock assuming
   exercise of options........................................             (B)                              (B)

  Weighted average common stock assuming
   exercise of warrants.......................................             (B)                              (B)

  Weighted average common stock assuming conversion of
   6 3/4% Convertible Subordinated Notes......................             (A)                              (A)
                                                                        ------                          ------

  Weighted average number of shares outstanding...............          8,721                            3,287
                                                                        ======                          ======

(A)   These securities are "other potentially dilutive" securities which effect is included, to the extent such effect is dilutive, in the determination of weighted average shares assuming full dilution.

(B)   The effect of assumed conversion is antidilutive.
